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          AMENDMENT No. 2 TO AMENDED AND RESTATED INTERNET SERVICE PROVIDER
                           NAVIGATOR DISTRIBUTION AGREEMENT

This Amendment No. 2 (The "Amendment") is entered into by and between Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape"), and EarthLink Network, Inc, a Delaware corporation with a usual place of business at 3100 New York Drive, Pasadena, California 91107 ("NSP") and effective as of September 1, 1996 ("Effective Date").

WHEREAS, the parties have entered into an Amended and Restated Internet Service Provider Navigator Distribution Agreement effective May 31, 1996 (the "Agreement") and an Amendment No. 1 thereto effective August 1, 1996; and

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1. The Netscape products selected on the cover sheet of the Agreement after "Check Applicable" shall be Netscape Navigator LAN, Netscape Navigator Dial up kit, and Netscape Navigator Gold only.

2. Section 1.16 of the Agreement shall be amended to read in its entirety as follows:

    1.16 "Registered User" means (a) an End User that is provided Netscape Navigator Gold upon the date such product is first distributed to such End User or (b) an End User that is provided Netscape Navigator LAN who is provided Internet Access through NSP's Product and who continues to use NSP's Product for Internet Access as of the shorter of (i) the duration of any free trial or evaluation period offered by NSP or (ii) thirty (30) days after the date that such End User is first provided Internet Access through NSP's Product.

3. Section 1 of Attachment C shall be amended to read in its entirety as follows:

    1.        PRICING
                                                    LICENSE FEE PER COPY

              Netscape Navigator LAN                    *****
              (Windows 95/NT and Macintosh
              platforms)

              Netscape Navigator Gold                   *****
              (Windows 95/NT and Macintosh
               platforms)

4. Capitalized terms defined in the Agreement shall have the same meaning in this Amendment as in the Agreement.

5. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

*-Redacted material subject to confidential treatment application.

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6.  In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

7. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, and effective as of the Effective Date.

         NETSCAPE COMMUNICATIONS                  EARTHLINK NETWORK INC.
             CORPORATION

By: /s/ Thomas Dicker                         By: Garry H. Betty
   --------------------------------              -----------------------------
        Signature                                    Signature

Name: Thomas Dicker                           Name: Garry Betty
     ------------------------------                ---------------------------
        Print or Type                                Print or Type

Title: Executive Director                     Title: CEO/President
      -----------------------------                 --------------------------

Date: September 24, 1996                      Date: September 26, 1996
     ------------------------------                ---------------------------


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